UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 10, 2019 (June 6, 2019)
TECOGEN INC. (NASDAQ: TGEN)
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-36103	04-3536131
(Commission File Number)	(IRS Employer Identification No.)

45 First Avenue
Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

(781) 622-1120
(Registrant's telephone number, including area code)
_______________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The following proposals were submitted to stockholders of Tecogen Inc. (the "Company") at its 2019 Annual Meeting of Stockholders (the "Annual Meeting") held on June 6, 2019:

1.    To elect seven directors to the Board of Directors of the Company to hold office for one year until the 2020 annual meeting or until their successors are duly elected and qualified.

2.    To ratify the appointment of Wolf & Company, P.C. as the Company's independent registered public accounting firm.

3.    Advisory vote to approve the compensation of the named executive officers of the Company.

4.    Advisory vote regarding the frequency of stockholder votes to approve the compensation of the named executive officers of the Company.

The number of votes cast for and against, and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

1.    Election of Directors

	For	Withheld	Broker Non-Votes
Angelina Galiteva	11,462,210	1,083,961	4,677,513
John N. Hatsopoulos	11,810,732	73,439	4,677,513
Benjamin Locke	12,497,546	48,625	4,677,513
Ahmed F. Ghoniem	10,612,270	1,993,901	4,677,513
Deanna Petersen	11,503,582	1,042,589	4,677,513
Earl Ray Lewis	12,477,436	68,735	4,677,513
Laurence G. Roosevelt	12,506,981	39,190	4,677,513

All of the nominees received at least a plurality of the votes cast by stockholders entitled to vote thereon and, therefore Ms. Angelina Galiteva, Mr. John Hatsopoulos, Mr. Benjamin Locke, Mr. Ahmed F. Ghoniem, Ms. Deanna Petersen, Mr. Earl Ray Lewis, and Ms. Laurence G. Roosevelt were elected to serve as directors of the Company for terms of one year, until their resignation, or their successors are duly elected and qualified.

2.    Ratification of the appointment of Wolf & Company, P.C. to serve as independent registered public accountants for the fiscal year ending December 31, 2019.

For	Against	Abstain
17,096,287	88,094	39,303

3.    Advisory vote approving compensation of named executive officers of the Company.

For	Against	Abstain
12,380,991	133,982	31,198

4.    Advisory vote regarding frequency of stockholder votes to approve the compensation of named executive officers of the Company.

Every Three Years	Every Two Years	Every Year	Abstain
9,104,804	43,847	3,372,071	2,813

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TECOGEN INC.

By: /s/ Bonnie Brown
June 10, 2019	Bonnie Brown, Principal Financial & Accounting Officer